Strategic Sale of the New Jersey Franchise May 2024

Disclaimer & Forward Looking FORWARD-LOOKING STATEMENTS This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” or words of similar meaning, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may.” A forward-looking statement is neither a prediction nor a guarantee of future events. Forward-looking statements include the strategic rationale of LINKBANCORP, Inc. (the “Company”) for the proposed benefits of the Company’s sale of its New Jersey branches (the “Sale Transaction”), the Company’s ability to consummate the Sale Transaction on terms acceptable to the Company, the Company’s expected use of the proceeds from the Sale Transaction, and the Company’s business strategy following consummation of the Sale Transaction. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and which may cause the Company’s actual results, performance, achievements or financial condition to be materially different from future results, performance, achievements or financial condition expressed or implied by such forward-looking statements. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2023 filed on March 29, 2024 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov.  Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Our management uses these non-GAAP measures in its analysis of our performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Non-GAAP measures are not formally defined under GAAP, and other entities may use calculation methods that differ from those used by us. As a complement to GAAP financial measures, our management believes these non-GAAP financial measures assist investors in comparing the financial condition and results of operations of financial institutions due to the industry prevalence of such non-GAAP measures. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures.

Strategic Divestiture of the NJ Franchise Source: S&P Global Market Intelligence. LINK Is Divesting the NJ Franchise Acquired as Part of the Merger with Partners Bancorp LINK is announcing a sale of its NJ franchise to American Heritage Credit Union The NJ franchise consists of $123 million in loans and 3 branch offices with $105 million in deposits The franchise was acquired as part of the merger with Partners Bancorp (completed in November 2023) Prior to the merger with LINK, the NJ branches were operated as the Liberty Bell Bank division of The Bank of Delmarva, a wholly-owned bank subsidiary of Partners Liberty Bell Bank had merged with The Bank of Delmarva in 2018 Divested Branches Pennsylvania Franchise Delaware / Maryland / Virginia Franchise 2 1 3 LINK Footprint NJ Divestiture

Key Transaction Highlights

$123M
Total Loans Divested

$105M
Total Deposits Divested

117%
Loan / Deposit ratio on Divested Franchise

3
Branches

$7.4M
Net Deposit Premium

7%
Premium on Total Deposits

~89 bps
Tier 1 Leverage Ratio Enhancement[(1)(2)]

341%
Pro Forma Regulatory CRE Concentration Ratio[(1)(2)]

~6-7% Accretive
To TBV per share[(2)]

2H 2024
Anticipated Closing

Strategic Rationale:

Reallocates capital to support growth in Pennsylvania, Maryland and Northern Virginia markets

Materially improves LINK's capital ratios, balance sheet liquidity, and reduces CRE concentration

Positions the sold NJ franchise for continued growth with a well-regarded partner, American Heritage Federal Credit Union

- ✓ HQ | Philadelphia, PA | 41 Branches
- ✓ Size | ~4.9 billion of assets[(2)]
- ✓ Experience | 8 completed acquisitions since 2012

(1) Bank-level regulatory capital shown. (2) As of 3/31/2024.

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Key Transaction Details (1) After-tax financial impacts assumes 21.0% tax rate. Financial Impact Use of Proceeds Overview Initial after-tax proceeds from the sale assumed to be invested into short-term interest earning assets Sale of LINK’s 3 New Jersey branches to American Heritage Credit Union 100% cash consideration paid to LINK Subject to customary regulatory approvals; estimated closing during second half of 2024 $123 million loans | $105 million deposits sold (117% Loan / Deposit Ratio) Based on current balances, LINK would be paid a deposit premium of $7.4 million ~$10.6 million of after-tax impact(1) to tangible common equity Full impact to LINK inclusive of ACL reversal and one-time accounting and transaction charges Generates ~89 bps of Tier 1 Leverage improvement Deposit premium is set at 7.0% of deposits acquired at closing

Improves Capital Ratios and Reduces CRE Concentration

Loans / Deposits[(1)]


93%
98%
98%
94%
93%
2021YE
2022 YE
2023 YE
3/31/24 Actual
Pro Forma 3/31/24

BHC TCE / TA[(2)]


~71 bps
8.1%
9.0%
7.1%
6.9%
7.6%
7.9%
8.2%
2021YE
2022 YE
2023 YE
3/31/24 Actual
Pro Forma 3/31/24
Pro Forma YE 2024
Pro Forma YE 2025

Bank-Level Tier 1 Leverage Ratio


~89 bps
8.9%
10.9%
14.1%
9.2%
10.1%
10.3%
10.3%
2021YE
2022 YE
2023 YE
3/31/24 Actual
Pro Forma 3/31/24
Pro Forma YE 2024
Pro Forma YE 2025

Bank CRE / Total Risk-Based Capital Concentration


~33%
290%
325%
371%
374%
341%
337%
331%
2021YE
2022 YE
2023 YE
3/31/24 Actual
Pro Forma 3/31/24
Pro Forma YE 2024
Pro Forma YE 2025

Source: S&P Global Market Intelligence. Note: Bank-level regulatory capital used unless otherwise stated.
Note: YE 2024 and YE 2025 projections for LINK based on research analysts Consensus forecasts as of May 8, 2024.
(1) Includes loans held-for-sale (HFS) and loans held-for-investment (HFI). (2) Non-GAAP financial measure. See appendix for GAAP to non-GAAP reconciliation.

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New Jersey Franchise Loan & Deposit Divestiture Note: Loan and deposit data as of 3/31/2024. Note: “OO CRE” defined as Owner Occupied Commercial Real Estate Loans. “NOO CRE” defined as Non-Owner Occupied Commercial Real Estate Loans. $105M Total Deposits Cost of Total Deposits: 1.57% ACL/Loans: 1.06% Deposit Composition Loan Composition Regulatory CRE Concentration Balance of $54 million $123M Total Loans Yield on Loans: 5.95%

Accelerates Capital Build to Levels In-Line with Peers Source: S&P Global Market Intelligence. Note: Pro forma for 3/31/2024 and the New Jersey Franchise Sale. Note: YE 2024 and YE 2025 projections for LINK based on research analysts Consensus forecasts as of May 8, 2024. (1) Mid-Atlantic headquartered major exchange-traded banks and thrifts with total assets between $2 to $5 billion, excluding merger targets and mutuals. (2) Bank-level regulatory capital shown unless otherwise stated. Peer capital ratios are as of the most recent quarter reported. (3) Non-GAAP financial measure. See appendix for GAAP to non-GAAP reconciliation. (4) Includes loans held-for-sale (HFS) and loans held-for-investment (HFS). (2) (4) (3)

Appendices 122 41 130 0 58 91 0 172 186 152 96 154 123 134 139 14 64 106 0 138 129

Reconciliations to GAAP Financial Measures Source: S&P Global Market Intelligence. Tangible Common Equity / Tangible Assets Walk